EXECUTION VERSION
AMENDMENT NO. 3 TO BASE INDENTURE
This Amendment No. 3 (this “Amendment”) to the Base Indenture (as defined below) is dated as of January 12, 2024, and is made by and among LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized in the State of Delaware, as servicer (the “Servicer”) and as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, as administrative agent (the “Administrative Agent”), and consented to by JPMorgan, as noteholder of the Series 2020-VF1 Variable Funding Notes (in such capacity, the “Noteholder”).
RECITALS
The Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Custodian, the Securities Intermediary, the Servicer, the Administrator and the Administrative Agent, are parties to that certain Indenture, dated as of September 24, 2020, as amended by Amendment No. 1 to Base Indenture, dated as of October 28, 2020 and by Amendment No. 2 to Base Indenture, dated as of February 14, 2022 (as the same may further be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as modified by that certain Series 2020-VF1 Indenture Supplement, dated as of September 24, 2020, among the parties to the Base Indenture, as amended by that certain Amendment No. 1 to Series 2020-VF1 Indenture Supplement, dated as of October 28, 2020, Amendment No. 2 to Series 2020-VF1 Indenture Supplement, dated as of September 23, 2021, Amendment No. 3 to Series 2020-VF1 Indenture Supplement, dated as of February 14, 2022, Amendment No. 4 to Series 2020-VF1 Indenture Supplement, dated as of September 23, 2022, and Amendment No. 5 to Series 2020-VF1 Indenture Supplement, dated as of September 22, 2023 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Indenture Supplement” and together with the Base Indenture, as amended by this Amendment, the “Indenture”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture.
The Issuer, Indenture Trustee, Servicer, Administrator, Administrative Agent, and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Base Indenture.
Pursuant to Section 12.2 of the Base Indenture, the Issuer, Indenture Trustee, Servicer, Administrator, and the Administrative Agent, with the consent of 100% of the Noteholders of the Series 2020-VF1 Variable Funding Notes, may amend the Base Indenture, with the consent of the Derivative Counterparty, if any, and the Series Required Noteholders of each Series materially and adversely affected by such amendment and upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding or changing in any manner any provisions of the Base Indenture.
Pursuant to Section 12.3 of the Base Indenture, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”).
As of the date hereof, there are no Derivative Counterparties.

The Series 2020-VF1 Variable Funding Notes is the sole Series and Class of Outstanding Notes. The Noteholder holds 100% of the Series 2020-VF1 Variable Funding Notes and therefore is the Series Required Noteholder.
The Noteholder waives the requirements for the delivery of an Issuer Tax Opinion and an Authorization Opinion in connection with this Amendment.
Accordingly, the Issuer, Indenture Trustee, Servicer, Administrator, Administrative Agent, and the Noteholder hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, hereby agree to the following.
SECTION 1.Amendment to the Base Indenture. Effective as of the Amendment Effective Date, the Base Indenture is hereby amended as follows:
1.1Section 1.1 of the Base Indenture is hereby amended by deleting the defined term Payment Date and replacing it with the following:
Payment Date: The 12th day of such month or, if such 12th day is not a Business Day, the next Business Day following such 12th day commencing on the Initial Payment Date; provided, however, with respect solely and exclusively to the Payment Date occurring in the month of January 2024, the Payment Date shall mean the 22nd day of such month.
SECTION 2.Consent of Noteholder. The Noteholder hereby represents and certifies that (i) it holds 100% of the Series 2020-VF1 Variable Funding Notes and therefore is the Series Required Noteholder with the right to instruct the Indenture Trustee, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee, such power has not been granted or assigned to any other person, and the Indenture Trustee may conclusively rely upon this certification, (iii) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date, and (iv) its consent to this Amendment shall constitute an “Act” by it as described in Section 1.5 of the Base Indenture.
SECTION 3.Condition to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”).
SECTION 4.Waiver of Authorization Opinion and Officer’s Certificate. The Noteholder hereby instructs the Indenture Trustee to waive delivery of (i) the Authorization Opinion and (ii) an Officer’s Certificate required pursuant to Section 1.3 of the Base Indenture, in connection with this Amendment. In reliance on the foregoing, the requirement for the delivery of the Authorization Opinion and the Officer’s Certificate in connection with this Amendment is waived. loanDepot, in its capacity as Certificateholder of the Trust Certificate, hereby instructs the Owner Trustee to waive delivery of the opinion required pursuant to Section 11.1 of the Trust Agreement in connection with this Amendment. In reliance on the foregoing, the requirement for the delivery of such opinion is waived.
SECTION 5.Effect of Amendment.
(a)    Except as expressly amended and modified by this Amendment, all provisions of the Base Indenture shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent, if any, set forth in Section 3 hereof and shall not be effective for any period prior to the Amendment

Effective Date. After this Amendment becomes effective, all references in the Base Indenture to “this Indenture,” “hereof,” “herein” or words of similar effect referring to the Base Indenture shall be deemed to be references to the Base Indenture, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Base Indenture other than as set forth herein.
(b)    The parties hereto have entered into this Amendment solely to amend the terms of the Base Indenture and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Base Indenture or the Indenture Supplement under or in connection with the Base Indenture, the Indenture Supplement or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Base Indenture or the Indenture Supplement in any such Transaction Document shall be deemed to reference to the Base Indenture, as amended by this Amendment.
SECTION 6.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Noteholder, the Servicer, any Derivative Counterparty, any Supplemental Credit Enhancement Provider and any Liquidity Provider that it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 7.Limited Effect. Except as expressly amended and modified by this Amendment, the Base Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 9. Recitals. The statements contained in the recitals to this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee (in each capacity) assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.
SECTION 10.Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 11.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 12.Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally, but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in WSFS as Owner Trustee under the Trust Agreement, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking, obligation, warranty or agreement by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment, and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or the other Transaction Documents as to all of which recourse shall be had solely to the assets of the Issuer.
The parties hereto hereby acknowledge and agree that certain duties, rights and obligations of the Issuer hereunder will be exercised and performed on behalf of the Issuer by the Administrator pursuant to the Administration Agreement, except to the extent the Owner Trustee is expressly obligated to perform such obligation under the Trust Agreement or expressly required under applicable law, and hereby acknowledge and accept the terms of the Trust Agreement as of the date hereof and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to supervise or monitor the performance of the Issuer, or to supervise or monitor the performance or to exercise or perform the rights, duties or obligations, of the Custodian, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Servicer, the Administrator, the Administrative Agent or any other Person (except the Issuer as expressly set forth in the Transaction Documents) hereunder.
SECTION 13.Indenture Trustee. Each of the Noteholder and the Issuer authorize and direct the Indenture Trustee to execute this Amendment. The Issuer certifies that pursuant to Section 11.15 of the Base Indenture, the Issuer is duly authorized to direct the Indenture Trustee and agrees that all actions taken by the Indenture Trustee in connection with this Amendment are covered by the indemnity provisions in Section 11.7(b) of the Indenture.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT AGENCY ADVANCE RECEIVABLES TRUST, as Issuer
By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By:/s/ Kyle Broadbent
Name: Kyle Broadbent
Title: Trust Officer

[Signature page to Amendment No. 3 to Base Indenture]

LOANDEPOT.COM, LLC, as Servicer and as Administrator
By:/s/ David Hayes
Name: David Hayes
Title: CFO

[Signature page to Amendment No. 3 to Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent, Custodian and Securities Intermediary, and not in its individual capacity
By:/s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[Signature page to Amendment No. 3 to Base Indenture]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:/s/ Jonathan Davis
Name: Jonathan Davis
Title: Executive Director

[Signature page to Amendment No. 3 to Base Indenture]

CONSENTED TO BY:

JPMORGAN CHASE BANK, N.A., as 100% Noteholder of the Series 2020-VF1 Variable Funding Notes
By:/s/ Jonathan Davis
Name: Jonathan Davis
Title: Executive Director

[Signature page to Amendment No. 3 to Base Indenture]